SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934
       Date of Report (DATE OF EARLIEST EVENT REPORTED)  September 22, 2005

                        MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  MASSACHUSETTS
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                000-32465                                 04-3402789
             ---------------                         --------------------
       (COMMISSION FILE NUMBER NO.)           (IRS EMPLOYER IDENTIFICATION NO.)


                               95 Prescott Street
                               Worcester, MA 01605
                   ------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              Registrant's telephone number, including area code:

                                 (508) 751-5432
                         ------------------------------

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

On September 22,2005, Mass Megawatts Wind Power, Inc. issued a press release announcing compliance with NASD Rule 6530. On September 30, 2005, the National Association of Securities Dealers Inc. cleared our compliance with NASD Rule 6530 for trading on the Over the Counter Bulletin Board.

Item 9.01     Financial Statements and Exhibits

Index to and Description of Exhibits

Exhibit 99.1  Press release dated September 22, 2005



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MASS MEGAWATTS WIND POWER, INC.
                                                       (Registrant)

        Dated: October 14, 2005                     By: /s/ Jonathan C. Ricker
                                                  ------------------------------
                                                            Jonathan C. Ricker
                                                         Chief Executive Officer
                                                         Chief Financial Officer